ACQUISITION OF MARIANA RESOURCES LIMITED	12 Months Ended
Dec. 31, 2017
ACQUISITION OF MARIANA RESOURCES LIMITED [abstract]
ACQUISITION OF MARIANA RESOURCES LIMITED

7.	ACQUISITION OF MARIANA RESOURCES LIMITED

On July 3, 2017, Sandstorm completed its previously announced arrangement to acquire all the issued and ordinary shares of Mariana Resources Ltd. (that Sandstorm did not already own) (“Mariana”) (the “Arrangement”).  Under the terms of the Arrangement and as consideration for the acquisition, the Company issued 32,685,228 common shares and paid an additional $47.3 million in cash.  In addition, all outstanding stock options and warrant holders of Mariana received 0.3487 Sandstorm stock option or warrant for each Mariana stock option or warrant previously held. The transaction was accounted for as an asset acquisition, with the capitalized costs of $199.6 million being determined by reference to the fair value of the net assets acquired.

As part of the transaction, the Company acquired a 30% net profits interest in the Hot Maden gold-copper project, located in the Artvin Province, northeastern Turkey (“Hot Maden” or “Hot Maden Interest”). The project is operated and co-owned by a Turkish partner, Lidya Madencilik Sanayi ve Ticaret A.S. (“Lydia”), who owns the remaining interest in the project. On acquisition, the fair value ascribed to the net profits interest was $190.7 million.  In determining the fair value of the Company’s interest in Hot Maden, a discounted cash flow model was utilized.  Key assumptions used in the analysis were a 7% discount rate, a long term gold price of $1,300 and an estimated mine life of 12 - 14 years.

The Company’s 30% net profits interest in Hot Maden represents an investment in an associate and is accounted for in accordance with IAS 28 - Investments in associates and joint ventures.  Refer to note 8 for further information.

In addition, the acquisition of Mariana included exploration properties in Côte d’Ivoire, Turkey, and Argentina. The fair value of $5.0 million ascribed to these assets was determined based on management’s best estimate of the recoverable value and took into consideration the exploration expenditures at the respective properties.  Sandstorm intends on selling the exploration properties and expects to retain NSRs as well as equity in the eventual sale.  As part of that process and during the year ended December 31, 2017, Sandstorm was able to dispose of a number of these properties in exchange for receiving NSRs and equity to be granted to Sandstorm in the future.  The other assets acquired in the transaction included cash and other assets of approximately $5.0 million and accounts payable and accrued liabilities of approximately $1.1 million.  Other key assumptions utilized in the fair value assessment of the replacement warrants and options included a risk-free annual interest rate of approximately 1%, an expected volatility of up to 30% and an expected average life of up to 1.6 years.